Supplement dated March 20, 2026
to the Prospectus and Summary Prospectus of the following Fund:
Fund	Prospectus and Summary Prospectus
Columbia Funds Variable Series Trust II
CTIVP® - TCW Core Plus Bond Fund	5/1/2025
On March 19, 2026, the Fund's Board of Trustees approved a change to the Fund's name effective on or about May 1, 2026 (the Effective Date).  Accordingly, as of the Effective Date, the Fund's name will be changed to  CTIVP®  - TCW Total Return Bond Fund and all references to the current name in the Fund's Prospectus and Summary Prospectus are hereby deleted and replaced with CTIVP® - TCW Total Return Bond Fund.
Shareholders should retain this Supplement for future reference.
SUP7032-0003_(03/26)